Exhibit 10.2
                                  ------------



                             SUPPLEMENTAL AGREEMENT
                             ----------------------

         Pursuant to paragraph 22 of the Stipulation and Agreement of Settlement dated February 22, 2005 (the "Stipulation") in the In re Paradigm Medical Industries Securities Litigation, Master File No. 2:03-CV-00448 (TC) (the "Action"), this Supplemental Agreement is made by and among the parties to the Stipulation.

         1. All terms used in this Supplemental Agreement shall have the same meanings as in the Stipulation.

         2. Subject to the provisions of paragraph 3 of this Supplemental Agreement, U.S. Fire Insurance Company ("U.S. Fire") has the option to terminate the Settlement in the event that the aggregate "dollar value" of the claims held by both (i) Class Members who would otherwise be entitled to participate as members of the Class herein, but who timely and validly request exclusion, except to the extent that they are and remain members of the class in the State Class Action; and (ii) class members in the State Class Action who would otherwise be entitled to participate as members of the class therein, but who timely and validly request exclusion, except to the extent that they are and remain members of the Class in this Action, equals or exceeds $250,000. The "dollar value" of a claim shall be the difference between the price that the individual or entity paid for the security or securities and the greater of (i) the actual sales price of the security or securities or (ii) the average price of the security or securities for the ninety (90) day period immediately following the end of the respective class period. For purposes of matching purchase and sales of securities, the securities purchased first during the respective class period will be matched with the first sales of those securities after the commencement of the respective class period.

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

         3. It is expressly understood and agreed that the only persons and entities who may submit requests for exclusion at this time are those persons and entities who are members of the Class, i.e., those persons who purchased the securities of Paradigm Medical Industries, Inc. ("Paradigm") between April 17, 2000 and November 4, 2002, inclusive, and who are not excluded by the definition of the Class (i.e., the Defendants; any director, officer, parent, subsidiary, or affiliate of Paradigm; members of the immediate families (parents, spouses, siblings, and children) of each of the Individual Defendants; Innovative Optics, Inc.; any purchaser of Series E Preferred Stock who is and remains a class member in the State Class Action; any entity in which any excluded person has a controlling interest; and their legal representatives, heirs, successors, and assigns), and the terms of this Supplemental Agreement apply only to requests for exclusion submitted by such members of the Class.

         4. The parties shall request that the Order for Notice and Hearing provide that requests for exclusion from the Class in this Action must be postmarked at least fourteen (14) calendar days prior to the Settlement Fairness Hearing date. Upon receiving any request(s) for exclusion pursuant to the Notice, the Claims Administrator shall promptly notify Plaintiffs' Co-Lead Counsel and counsel for Defendants and counsel for U.S. Fire of such request(s) for exclusion.

         5. If U.S. Fire elects to exercise the option set forth in paragraph 2 of this Supplemental Agreement, written notice of such election must be provided to Plaintiffs' Co-Lead Counsel within seven (7) calendar days of the date U.S. Fire is provided written notice of all requests for exclusion submitted in both this Action and the State Court Action.

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

         6. In the event that U.S. Fire provides a written notice of its termination of the Settlement pursuant to paragraph 5 hereof, U.S. Fire may withdraw its termination by providing written notice of such withdrawal of its termination to Plaintiffs' Co-Lead Counsel no later than 5:00 P.M. Eastern Time on the day prior to the Settlement Fairness Hearing, or by such later date as shall be agreed upon in writing as between Plaintiffs' Co-Lead Counsel and counsel for U.S. Fire.

         7. If U.S. Fire elects to terminate the Settlement pursuant to paragraph 2 of this Supplemental Agreement, Plaintiffs' Co-Lead Counsel may, within five (5) calendar days of receipt of such notice of termination (or such longer period as shall be agreed upon in writing between Plaintiffs' Co-Lead Counsel and Counsel for U.S. Fire), review the validity of any request for exclusion and may attempt to cause retraction of any request for exclusion. If, within the five (5) day period (or longer period agreed upon in writing), Plaintiffs' Co-Lead Counsel succeed in causing the filing of retractions of a sufficient number of requests for exclusion such that the number of shares represented by the remaining requests for exclusion does not constitute grounds for termination as specified in paragraph 2 above, then any termination of the Settlement by U.S. Fire shall automatically be deemed to be a nullity. To retract a request for exclusion, a Class Member must file a written notice with the Court stating the person's or entity's desire to retract his, her or its request for exclusion and that person's or entity's desire to be bound by any judgment or settlement in this Action; provided, however, that the filing of such written notice may be effected by Plaintiffs' Co-Lead Counsel.

         8. If U.S. Fire elects to terminate the Settlement in accordance with paragraph 2 of this Supplemental Agreement and such termination is not nullified in accordance with paragraph 7 of this Supplemental Agreement, the Stipulation shall be terminated and the provisions of paragraph 25 of the Stipulation shall apply.

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

         9. The parties hereto intend that this Supplemental Agreement shall not be filed with the Court prior to the deadline for submitting exclusion requests, unless a dispute arises as to its terms.

DATED:   February 22, 2005           ANDERSON & KARRENBERG
                                     By:/s/Thomas R. Karrenberg
                                     --------------------------
                                     Thomas R. Karrenberg
                                     50 West Broadway, Suite 700
                                     Salt Lake City, Utah  84101
                                     Telephone:  (801) 534-1700
                                     Facsimile:  (801) 364-7697

                                     Liaison Counsel for Plaintiffs


                                     MILBERG WEISS BERSHAD
                                     & SCHULMAN LLP


                                     By:/s/Lori G. Feldman
                                     ---------------------
                                     Lori G. Feldman
                                     Douglas McDermott
                                     1001 Fourth Avenue, Suite 2550
                                     Seattle, WA  98154
                                     Telephone:  (206) 839-0730
                                     Facsimile:  (206) 839-0728

                                          -and-

                                     Susan M. Greenwood, Esq.
                                     MILBERG WEISS BERSHAD
                                     & SCHULMAN LLP
                                     One Pennsylvania Plaza
                                     New York, New York  10119-0165
                                     Telephone:  (212) 594-5300
                                     Facsimile:  (212) 868-1229

                                     MURRAY, FRANK & SAILER LLP


                                     By: /s/Brian P. Murray
                                     ----------------------
                                     Brian P. Murray
                                     Eric J. Belfi
                                     275 Madison Avenue
                                     New York, New York  10016
                                     Telephone:  (212) 682-1818
                                     Facsimile:  (212) 682-1892

                                     Co-Lead Counsel for Plaintiffs


                                     Lawrence G. Soicher, Esq.
                                     LAW OFFICES OF LAWRENCE G. SOICHER
                                     305 Madison Avenue
                                     New York, New York  10165
                                     Telephone:  (212) 883-8000
                                     Facsimile:  (212) 697-0877

                                     Bruce G. Murphy, Esq.
                                     LAW OFFICES OF BRUCE G. MURPHY
                                     265 Llwyds Lane
                                     Vero Beach, Florida  32963
                                     Telephone:  (828) 737-0500

                                     Plaintiffs' Counsel

                                     HATCH, JAMES & DODGE, P.C.


                                     By: /s/Mark R. Clements
                                     -----------------------
                                     Brent O. Hatch
                                     Mark R. Clements
                                     10 West Broadway, Suite 400
                                     Salt Lake City, Utah  84101
                                     Telephone:  (801) 363-6363
                                     Facsimile:  (801) 363-6666

                                     Counsel for Defendants

                                     KAUFMAN BORGEEST & RYAN LLP


                                     By:/s/Wayne E. Borgeest
                                     -----------------------
                                     Wayne E. Borgeest
                                     99 Park Avenue
                                     19th Floor
                                     New York, New York 10016
                                     Telephone:  (212) 980-9600
                                     Facsimile:  (212) 980-9291

                                     Counsel for U.S. Fire Insurance Company

PRIVILEGED AND CONFIDENTIAL SETTLEMENT COMMUNICATION
DRAFT (Milberg Document No. 237858v6) (02/12/2005)




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